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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 7, 1998
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                                THE GEON COMPANY
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               (Exact name of registrant as specified in charter)



   Delaware                     1-11804                            34-1730488
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(State or other                (Commission                     (IRS Employer
jurisdiction of               File Number)                Identification No.)
incorporation)



                     One Geon Center, Avon Lake, Ohio 44012
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 440-930-1001
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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         The Geon Company announced that Thomas A. Waltermire, president and chief operating officer of Geon, and Farah M. Walters, president and chief executive officer of University Hospitals Health System and University Hospitals of Cleveland, are joining the Board of Directors.


Item 7(c).    Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of May 7, 1998.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              THE GEON COMPANY




                                              By   \s\ Gregory L. Rutman
                                                ---------------------------
                                                Secretary



Dated  May 12, 1998